                                                                        EX. 24.1
                                 SYNETIC, INC.

                               POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James V. Manning, Charles A. Mele and Victor L. Marrero, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the sale of convertible debentures of Synetic, Inc.
and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of January, 1997.


                                                /s/ James V. Manning
                                                --------------------------
                                                Signature

                                                JAMES V. MANNING
                                                --------------------------
                                                Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James V. Manning, Charles A. Mele and Victor L. Marrero, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the sale of convertible debentures of Synetic, Inc.
and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of January, 1997.


                                                /s/ Ray E. Hannah
                                                --------------------------
                                                Signature

                                                RAY E. HANNAH
                                                --------------------------
                                                Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James V. Manning, Charles A. Mele and Victor L. Marrero, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the sale of convertible debentures of Synetic, Inc.
and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of January, 1997.



                                                /s/ Charles A. Mele
                                                --------------------------
                                                Signature

                                                CHARLES A. MELE
                                                --------------------------
                                                Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James V. Manning, Charles A. Mele and Victor L. Marrero, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the sale of convertible debentures of Synetic, Inc.
and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of January, 1997.


                                                /s/ Thomas R. Ferguson
                                                --------------------------
                                                Signature

                                                THOMAS R. FERGUSON
                                                --------------------------
                                                Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James V. Manning, Charles A. Mele and Victor L. Marrero, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the sale of convertible debentures of Synetic, Inc.
and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of January, 1997.


                                                /s/ Mervyn L. Goldstein
                                                --------------------------
                                                Signature

                                                MERVYN L. GOLDSTEIN
                                                --------------------------
                                                Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James V. Manning, Charles A. Mele and Victor L. Marrero, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the sale of convertible debentures of Synetic, Inc.
and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of January, 1997.


                                                /s/ Roger Licht
                                                --------------------------
                                                Signature

                                                /s/ ROGER LICHT
                                                --------------------------
                                                Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James V. Manning, Charles A. Mele and Victor L. Marrero, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the sale of convertible debentures of Synetic, Inc.
and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of January, 1997.


                                                /s/ Per G.H. Lofberg
                                                --------------------------
                                                Signature


                                                PER G.H. LOFBERG
                                                --------------------------
                                                Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James V. Manning, Charles A. Mele and Victor L. Marrero, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the sale of convertible debentures of Synetic, Inc.
and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of January, 1997.


                                                /s/ Herman Sarkowsky
                                                --------------------------
                                                Signature

                                                HERMAN SARKOWSKY
                                                --------------------------
                                                Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James V. Manning, Charles A. Mele and Victor L. Marrero, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the sale of convertible debentures of Synetic, Inc.
and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of January, 1997.


                                                /s/ Paul C. Suthern
                                                --------------------------
                                                Signature

                                                PAUL C. SUTHERN
                                                --------------------------
                                                Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James V. Manning, Charles A. Mele and Victor L. Marrero, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the sale of convertible debentures of Synetic, Inc.
and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of January, 1997.


                                                /s/ Albert Weis
                                                --------------------------
                                                Signature

                                                ALBERT WEIS
                                                --------------------------
                                                Print Name

                                 SYNETIC, INC.

                               POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James V. Manning, Charles A. Mele and Victor L. Marrero, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the sale of convertible debentures of Synetic, Inc.
and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of January, 1997.


                                                /s/ Martin J. Wygod
                                                --------------------------
                                                Signature

                                                MARTIN J. WYGOD
                                                --------------------------
                                                Print Name